Building a portfolio of well-managed, high cash-flowing nightclubs & sports-bar restaurants NASDAQ: RICK | H. C. Wainwright Conference | September 9-11, 2024 | www.rcihospitality.com | @RCIHHinc

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements, which are other than statements of historical facts. Forward- looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this presentation and those discussed in other documents we file with the U.S. Securities and Exchange Commission (“SEC”). This presentation may contain forward-looking statements that involve a number of risks and uncertainties that could cause the company’s actual results to differ materially from those indicated in this presentation, including, but not limited to, the risks and uncertainties associated with (i) operating and managing an adult entertainment or restaurant business, (ii) the business climates in cities where we operate, (iii) the success or lack thereof in launching and building our businesses, (iv) cyber security, (v) conditions relevant to real estate transactions, (vi) the impact of the COVID-19 pandemic, and (vii) numerous other factors such as laws governing the operation of adult entertainment or restaurant businesses, competition and dependence on key personnel. For more detailed discussion of such factors and certain risks and uncertainties, see RCI’s annual report on Form 10-K for the year ended September 30, 2023, as well as its other filings with the U.S. Securities and Exchange Commission. The company has no obligation to update or revise the forward-looking statements to reflect the occurrence of future events or circumstances. The novel coronavirus (COVID-19) pandemic has disrupted and may continue to disrupt our business, which has and could continue to materially affect our operations, financial condition, and results of operations for an extended period of time. As used herein, the “Company,” “we,” “our,” and similar terms include RCI Hospitality Holdings, Inc. (RCIHH) and its subsidiaries, unless the context indicates otherwise. 2 Trademarks Except as otherwise indicated, all trademarks, service marks, logos, and trade names in this presentation are property of RCI Hospitality Holdings, Inc., its subsidiaries or affiliates.

Non-GAAP Financial Measures In addition to our financial information presented in accordance with GAAP, management uses certain non-GAAP financial measures, within the meaning of the SEC Regulation G, to clarify and enhance understanding of past performance and prospects for the future. Generally, a non-GAAP financial measure is a numerical measure of a company’s operating performance, financial position or cash flows that excludes or includes amounts that are included in or excluded from the most directly comparable measure calculated and presented in accordance with GAAP. We monitor non-GAAP financial measures because it describes the operating performance of the Company and helps management and investors gauge our ability to generate cash flow, excluding (or including) some items that management believes are not representative of the ongoing business operations of the Company, but are included in (or excluded from) the most directly comparable measures calculated and presented in accordance with GAAP. Relative to each of the non-GAAP financial measures, we further set forth our rationale as follows: • Non-GAAP Operating Income and Non-GAAP Operating Margin. We calculate non-GAAP operating income and non-GAAP operating margin by excluding the following items from income from operations and operating margin: (a) amortization of intangibles, (b) impairment of assets, (c) settlement of lawsuits, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, and (f) stock-based compensation. We believe that excluding these items assists investors in evaluating period-over-period changes in our operating income and operating margin without the impact of items that are not a result of our day-to-day business and operations. • Non-GAAP Net Income and Non-GAAP Net Income per Diluted Share. We calculate non-GAAP net income and non-GAAP net income per diluted share by excluding or including certain items to net income or loss attributable to RCIHH common stockholders and diluted earnings per share. Adjustment items are: (a) amortization of intangibles, (b) impairment of assets, (c) settlement of lawsuits, (d) gains or losses on sale of businesses and assets, (e) gains or losses on insurance, (f) stock-based compensation, and (g) the income tax effect of the above-described adjustments. Included in the income tax effect of the above adjustments is the net effect of the non-GAAP provision for income taxes, calculated at 11.7% and 21.6% effective tax rate of the pre-tax non-GAAP income before taxes for the nine months ended June 30, 2024 and 2023, respectively, and the GAAP income tax expense (benefit). We believe that excluding and including such items help management and investors better understand our operating activities. • Adjusted EBITDA. We calculate adjusted EBITDA by excluding the following items from net income or loss attributable to RCIHH common stockholders: (a) depreciation and amortization, (b) impairment of assets, (c) income tax expense (benefit), (d) net interest expense, (e) settlement of lawsuits, (f) gains or losses on sale of businesses and assets, (g) gains or losses on insurance, and (h) stock-based compensation. We believe that adjusting for such items helps management and investors better understand our operating activities. Adjusted EBITDA provides a core operational performance measurement that compares results without the need to adjust for federal, state and local taxes which have considerable variation between domestic jurisdictions. The results are, therefore, without consideration of financing alternatives of capital employed. We use adjusted EBITDA as one guideline to assess our unleveraged performance return on our investments. Adjusted EBITDA is also the target benchmark for our acquisitions of nightclubs. • We also use certain non-GAAP cash flow measures such as free cash flow. Free cash flow is derived from net cash provided by operating activities less maintenance capital expenditures. We use free cash flow as the baseline for the implementation of our capital allocation strategy. Our 3Q24 10-Q and our August 8, 2024 earnings news release and financial tables contain additional details and reconciliation of non-GAAP financial measures for the quarter ended June 30, 2024, and are posted on our website at www.rcihospitality.com and filed with the US Securities and Exchange Commission. 3

Adult Nightclubs Compelling Investment Opportunity Only public company that owns & acquires adult nightclubs Classic, timeless & legal segment of adult entertainment Consistent & predictable cash flows High barriers to entry & limited competition Fragmented market with significant acquisition opportunities 4 Strong Business Model

Times Have Changed 5 Perception Reality Tootsie’s Cabaret Miami

Our Club Portfolio 6 Great Locations • 56 clubs • 13 states Major Brands • More than 20 • Some of the best in the business Wide Appeal • Gen Z, Millennials, Gen X, Baby Boomers • Blue & white collar • White, Black, Hispanic Strong Moat • Few municipalities issue new adult club licenses Excellent Economics • Large % of high margin alcohol & service sales • Fast inventory turns • Low maintenance capex • Own most of our real estate TX 34% FL 27% NY 10% IL 7% CO 7% Other 15% By State 9M24 Sales Alcohol 44% Food & Other Service 40% By Type

Some of Our Top Brands 7 Elegant clubs with fine dining restaurants High-energy “party" style adult nightclubs High-energy adult nightclubs playing top hip hop music World’s largest adult nightclub with 74,000 square feet All-American Rock/Country themed adult clubs Lively BYOB clubs for blue collar patrons & the college crowd High-end, high-energy “party" style adult nightclubs Elegant gentlemen clubs with restaurant & cigar lounge Vibrant Latin Fusion themed adult clubs

Bombshells 8 Plan Improve sales & margins Finish new builds Continue to explore strategic options Capitalize further on our investment Bombshells 290 in Houston Overview • 12 locations in Texas • Big sports bar/restaurant • Generated 100% ROIC • Over-performed during Covid • More recently SSS has declined Bombshells 290 in Houston

Capital Allocation Strategy* 9 Overview • Initiated in 2015 • Governs use of FCF, creates financial discipline, focuses us on shareholder value • Inspired by The Outsiders by William N. Thorndike Jr. Approaches • Club acquisitions that can generate at least 25-33% cash on cash return • Share buybacks if FCF/PS yield is 10% or greater • Debt repayment if the after-tax yield is 10% or greater • Dividend Target • Increase FCF/PS by average of 10-15% CAGR * We may deviate from this strategy if other strategic rationale warrants Drive Value with 10-15% Average Compound Annual FCF/Share Growth

Track Record of Success $135 $298 FY15 TTM 6/30/24 43 70 9/30/2015 6/30/2024 $16 $52 FY15 TTM 6/30/24 $15 $46 FY15 TTM 6/30/24 10.285 8.997 9/30/2015 8/5/2024 $10.42 $46.50 9/30/2015 8/9/2024 1,920 5,344 9/30/2015 8/9/2024 Total Revenues ($M) +120% Locations +63% Net Cash Provided by Operating Activities ($M) +219% Free Cash Flow ($M) +211% Share Count (M) -13% RICK Stock +346% S&P 500 +178% 10

Our Unique Advantage 11 Exit Strategy of Choice for the Industry • 3-5x adjusted EBITDA for clubs • Market price for real estate • Upfront cash downpayment • Trusted seller financing for the balance Multiple Cash Sources • Free cash flow • Bank real estate financings / refinancings • Private lender group RCI Management, Inc. • Team leadership has been in place for +20 years • Methods proven to increase club EBITDA • Our scale enables us to provide infrastructure most club owners can't afford (purchasing, legal, security, IT) Scarlett’s Cabaret Miami Light Show

The Road Ahead 12 FY20-23 • Survived Covid • Big benefit from post- Covid bounce • Made our two biggest acquisitions FY23-24 • Working through uncertain economy • 3Q24: First club SSS increase since 2Q23 FY25-29 • Developing 5-year plan • Focus: How to best increase FCF/PS & return value to shareholders • Two key pillars

Pillar 1: Back to Basics

Plan
Return to pure play on adult nightclubs
Open/Reopen/Reformat remaining 7 projects fast & efficiently
Grow SSS & margins
Rebrand/Reformat/Sell underperformers

Project	Location	Status
Bombshells	Stafford, TX	• Opened November 2023
PT's Centerfold	Lubbock, TX	• Opened March 2024 (BYOB)
Scarlett's Cabaret Denver	Glendale, CO	• 4 AM liquor license approved late March 2024
Baby Dolls (rebranded)	Tye, TX	• Opened April 2024 (liquor)
Dallas Showclub (rebranded)	Dallas, TX	• Opened June 2024 (liquor)
Chicas Locas (rebranded)	Harlingen, TX	• Opened June 2024 (liquor)
Chicas Locas	Dallas, TX	• Opened June 2024 in unused space (BYOB)
Chicas Locas (rebranded)	El Paso, TX	• Opening September 12
Baby Dolls	West Fort Worth, TX	• Awaiting construction permits
Baby Dolls	Fort Worth, TX	• Plan to rebuild following fire July 2024
Rick's Cabaret & Steakhouse	Central City, CO	• 24-hour liquor licenses approved • Construction in process
Bombshells	Denver, CO	• Interior remodel well underway • Target opening October 2024
Bombshells	Lubbock, TX	• All MEP (mechanical, electrical & plumbing) & stucco underway
Bombshells	Rowlett, TX	• Starting MEP

RCI HOSPITALITY HOLDINGS INC

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Acquisitions (~50%) Dividends (Less than ~10%) Share Buybacks (~40%) FCF Use Targets After Debt Service FY25-29 FCF Assuming No Growth ~$200-250M Pillar 2: Capital Allocation 14

Summary Mission • Follow our Capital Allocation Strategy • Acquire the right adult nightclubs • Make sure our guests have a great time Success Leads to… • Regular guests returning • Prosperity for entertainers, our teams, & the company • Continued expansion & growth through: ❑ Increasing FCF/PS ❑ Acquiring more clubs ❑ Share buybacks ❑ Growing our dividend ❑ Enhancing shareholder value Baby Dolls Dallas on a Recent Monday Night 15 Thank you to our teams! You make RCI strong!

Corporate Office 10737 Cutten Road Houston, TX 77066 Phone: (281) 397-6730 Investor Relations Gary Fishman Steven Anreder Phone: (212) 532-3232 IR Website www.rcihospitality.com Nasdaq: RICK Contact Information 16